UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 20, 2024
URBAN-GRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G Lafayette, Colorado	80026
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 390-3880
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 20, 2024, urban-gro, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

As disclosed in the Current Report on Form 8-K filed by the Company on August 14, 2024, the Company’s audit committee, in consultation with the Company’s independent public accounting firm, concluded that, as a result of inadvertent errors in the accounting for deferred tax liabilities associated with historical share-purchase acquisitions made by the Company, it is appropriate to restate the Company’s previously issued financial statements as of and for the fiscal years ended December 31, 2022 and December 31, 2023 and condensed consolidated interim financial statements as of and for the fiscal periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, and March 31, 2024 in a comprehensive amended Annual Report on Form 10-K (the “Amended Form 10-K”) for the fiscal year ended December 31, 2023 with expanded financial information and other disclosures in lieu of filing separate amended annual and quarterly reports for the affected periods during the fiscal years ended December 31, 2022 and December 31, 2023 and in an amended Quarterly Report on Form 10-Q for the three months ended March 31, 2024 (the “Amended Form 10-Q”). Given the scope of the process for preparing the Amended Form 10-K and Amended Form 10-Q, the Company was unable to complete and file the Form 10-Q by the required due date of August 15, 2024. On August 14, 2024, the Company filed a Form 12b-25 Notification of Late Filing with the SEC related to the Form 10-Q.

The Notice states that the Company has 60 calendar days from August 20, 2024, or until October 21, 2024, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. The Company intends to file the Amended Form 10-K, the Amended Form 10-Q, and the Form 10-Q as soon as practicable and, if necessary, to submit a plan with Nasdaq to regain compliance. If Nasdaq accepts the Company’s plan, then Nasdaq may, at its discretion, grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q, or until February 18, 2025, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market.
Item 7.01.    Regulation FD Disclosure.

On August 23, 2024, the Company issued a press release disclosing the receipt of the Notice referenced above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, unless specifically identified as being incorporated therein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release Dated August 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: August 23, 2024	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chairperson of the Board of Directors and Chief Executive Officer